DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Global Value Fund
Delaware International Value Equity Fund
 (each a "Fund" and collectively, the "Funds")

Supplement to the Funds' Statutory Prospectus dated March 29, 2016
 (as amended and restated on May 2, 2016)

Effective as of November 11, 2016, the following replaces the information in the statutory prospectus section entitled "Fund summaries – Delaware Global Value Fund – Who manages the Fund? – Investment manager":

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Edward A. "Ned" Gray, CFA	Senior Vice President, Chief Investment Officer — Global and International Value Equity	May 2006

Effective as of November 11, 2016, the following replaces the information in the statutory prospectus section entitled "Fund summaries – Delaware International Value Equity Fund – Who manages the Fund? – Investment manager":

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Edward A. "Ned" Gray, CFA	Senior Vice President, Chief Investment Officer — Global and International Value Equity	May 2006

Effective as of November 11, 2016, the following replaces the biographical information in the statutory prospectus section entitled "Who manages the Funds – Portfolio managers – Delaware Global Value Fund and Delaware International Value Equity Fund":

Delaware Global Value Fund and Delaware International Value Equity Fund

Edward A. "Ned" Gray has primary responsibility for making day-to-day investment decisions for Delaware Global Value Fund and Delaware International Value Equity Fund.

Edward A. "Ned" Gray, CFA, Senior Vice President, Chief Investment Officer — Global and International Value Equity
Ned Gray manages the Global and International Value Equity strategies and has worked with the investment team for more than 25 years. Prior to joining Delaware Investments in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray was a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor's degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business, and law from Tufts University's Fletcher School of Law and Diplomacy.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 4, 2016.